September 6, 2024

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended June 30, 2024 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Dez Lane at 513-361-1054.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302 and 333-88300

1940 Act No.
811-07452	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Capital Appreciation Fund-Series II Shares Invesco V.I. Comstock Fund—Series I Shares
Invesco V.I. Core Equity Fund—Series I Shares Invesco V.I. Discovery Mid Cap Growth Fund—Series II Shares Invesco V.I. Diversified Dividend Fund-Series I Shares
Invesco V.I. Equity and Income Fund—Series II Shares
Invesco V.I. Global Fund-Series II Shares
Invesco V.I. Government Securities Fund—Series II Shares
Invesco V.I. Health Care Fund—Series I Shares
Invesco V.I. Main Street Fund®-Series II Shares
Invesco V.I. Main Street Mid Cap Fund®-Series II Shares
Invesco V.I. Main Street Small Cap Fund-Series II Shares
Invesco V.I. Small Cap Equity Fund-Series I Shares
811-21987	ALPS Variable Investment Trust
Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
811-08673	BNY Mellon Investment Portfolios
Mid Cap Stock Portfolio – Service Shares
Technology Growth Portfolio—Initial Shares
811-05719	BNY Mellon Stock Index Fund, Inc.—Service Shares
811-07044	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares
811-05125	BNY Mellon Variable Investment Fund
Appreciation Portfolio—Service Shares
Government Money Market Portfolio
811-09237	Calamos Advisors Trust
Calamos Growth and Income Portfolio (closed)
811-09293	Davis Variable Account Fund, Inc.
Davis Equity Portfolio (closed)
811-05583	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund—Class 2 Shares
811-07736	Janus Aspen Series
Janus Henderson VIT Balanced Portfolio—Service Shares
Janus Henderson VIT Enterprise Portfolio—Service Shares
Janus Henderson VIT Global Research Portfolio—Service Shares (closed)
Janus Henderson VIT Overseas Portfolio—Service Shares
Janus Henderson VIT Research Portfolio—Service Shares
811-08090	Lincoln Variable Insurance Products Trust
LVIP American Century Capital Appreciation Fund—Standard Class II
LVIP American Century Large Company Value Fund—Service Class
LVIP American Century Mid Cap Value Fund—Service Class
811-07607	Morgan Stanley Variable Insurance Fund, Inc.
Discovery Portfolio—Class I Shares
U.S. Real Estate Portfolio—Class I Shares
811-04255	Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio—Class S Shares
Sustainable Equity Portfolio—Class S Shares
811-08399	PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio—Administrative Class
PIMCO Real Return Portfolio—Administrative Class
PIMCO Total Return Portfolio—Administrative Class
811-08821	Rydex Variable Trust
Guggenheim Long Short Equity Fund (closed)
811-07917	Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund